                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement                        / / Confidential, For Use of the
                                                           Commission Only (as permitted by
                                                           Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE ALPINE GROUP, INC.

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of security to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

                             THE ALPINE GROUP, INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

August 22, 1997

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of The Alpine Group, Inc. (the "Company"), a Delaware corporation, to be held on Thursday, September 25, 1997 at 10:00 a.m., local time, at Le Parker Meridien hotel, third floor, 118 West 57th Street, New York, New York.

At this meeting, you will be asked to consider and vote upon the election of three directors of the Company, the ratification of the appointment of Arthur Andersen LLP as the Company's independent certified public accountants, the ratification of the adoption by the Board of Directors of the Company's 1997 Stock Option Plan and the ratification of the adoption by the Board of Directors of an amendment to the Company's Employee Stock Purchase Plan.

YOUR VOTE IS IMPORTANT. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is important in any event that your shares be represented and we ask that you sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience.

We sincerely thank you for your support.

Very truly yours,

Steven S. Elbaum

CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER

                             THE ALPINE GROUP, INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 1997

To the Stockholders of The Alpine Group, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Alpine Group, Inc. (the "Company"), a Delaware corporation, will be held on September 25, 1997 at 10:00 a.m., local time, at Le Parker Meridien hotel, third floor, 118 West 57th Street, New York, New York for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy
Statement:

    1.  To elect three directors of the Company;

    2. To ratify the appointment of Arthur Andersen LLP as the independent certified public accountants of the Company;

    3. To ratify the adoption by the Board of Directors of the Company's 1997 Stock Option Plan;

    4. To ratify the adoption by the Board of Directors of an amendment to the Company's Employee Stock Purchase Plan; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 28, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Stewart H. Wahrsager

SECRETARY

August 22, 1997

         YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON, WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE ENCLOSED (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) SO THAT YOUR VOTE CAN BE RECORDED.

                             THE ALPINE GROUP, INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 1997

    This Proxy Statement is being furnished to the stockholders of The Alpine Group, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Company, for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on September 25, 1997 at Le Parker Meridien hotel, third floor, 118 West 57th Street, New York, New York and at any and all adjournments or postponements thereof.

    The stockholders of record at the close of business on July 28, 1997 will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. As of July 28, 1997, there were issued and outstanding 16,889,781 shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), and 1,750 shares of the Company's 9% Cumulative Convertible Senior Preferred Stock, par value $1.00 per share (the "9% Preferred Stock"), the only classes of voting securities outstanding. The stockholders of record will be entitled to one vote for each share of Common Stock and 100 votes for each share of 9% Preferred Stock registered in his or her name on the record date. The holders of the Common Stock and the 9% Preferred Stock will vote together as a class on all matters presented at the meeting. A majority of all the outstanding shares of the Common Stock constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

    Stockholders may revoke the authority granted by their executed proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company (who will not be specifically compensated for such services). The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies, and the Company will reimburse them for their reasonable expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about August 22, 1997.

    Shares of the Common Stock and the 9% Preferred Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them in favor of the three nominees named herein for election as directors, in favor of the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of the Company, in favor of the ratification of the adoption of the Company's 1997 Stock Option Plan and in favor of the ratification of the adoption of an amendment to the Company's Employee Stock Purchase Plan. The Board of Directors does not know of any other matters which may be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

    If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority in voting power of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company, to ratify the adoption of the Company's 1997 Stock Option Plan and to ratify the adoption of an amendment to the Company's Employee Stock Purchase Plan. Abstentions from voting on a proposal will have the effect of a

"no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on a proposal.

                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

    The following table contains information as of July 28, 1997 regarding the number of shares of Common Stock and 9% Preferred Stock beneficially owned by
(i) each person known to the Company to have beneficial ownership of more than five percent thereof, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table herein, and (iv) all directors and executive officers as a group. The information contained herein is based on information provided by such beneficial holders to the Company.

                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

                                                                         COMMON STOCK           9% PREFERRED STOCK
                                                                    -----------------------  ------------------------
                                                                    NUMBER OF      PERCENT     NUMBER OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                                  SHARES      OF CLASS      SHARES      OF CLASS
------------------------------------------------------------------  ----------   -----------  -----------  -----------
Heartland Advisors, Inc...........................................   1,790,000(1)       10.6%    --           --
  790 North Milwaukee Street
  Milwaukee, WI 53202
Steven S. Elbaum..................................................   1,634,422(2)        9.4     --           --
  1790 Broadway New York, NY
  10019-1412
Alexandra Investment Management, Ltd..............................   1,097,391(3)        6.5     --           --
  237 Park Avenue
  Ninth Floor
  New York, NY 10017
Financial Strategic Portfolios, Inc...............................      --          --            1,000         57.1%
  Technology Portfolio
  7800 E. Union Avenue
  Denver, CO 80237
Connecticut Innovations, Inc......................................      --          --              500         28.6
  845 Brook Street
  Rocky Hill, CT 06076
Patrick W. Allender...............................................      --          --              250         14.3
  5 Holly Leaf Court
  Bethesda, MD 20817
Kenneth G. Byers, Jr..............................................     526,602           3.1     --           --
Bragi F. Schut....................................................     520,198(4)        3.1     --           --
James R. Kanely...................................................     258,795(5)        1.5     --           --
David S. Aldridge.................................................     207,675(6)        1.2     --           --
John J. Jansing...................................................     201,836(7)        1.2     --           --
Stephen M. Johnson................................................      65,101(8)          *     --           --
Randolph Harrison.................................................      55,877             *     --           --
Gene E. Lewis.....................................................      43,314(9)          *     --           --
Ernest C. Janson, Jr..............................................      26,000             *     --           --
Stewart H. Wahrsager..............................................      25,389(10)         *     --           --
All directors and executive officers as a group...................   3,565,209(11)      19.9     --           --

------------------------

*   Less than one percent

(1) Based upon a Schedule 13-G, Amendment No. 1, filed with the Securities and Exchange Commission on or about January 8, 1997.

(2) Includes (i) 1,262 shares owned by Mr. Elbaum's wife as custodian for their minor son, as to which shares Mr. Elbaum disclaims beneficial ownership and
    (ii) 446,133 shares issuable upon exercise of certain stock options.

(3) Based upon a Schedule 13-D filed with the Securities and Exchange Commission on or about August 6, 1997. In addition, Mikhail A. Filimonov, the Chairman, Chief Executive Officer and Chief Investment Officer of such entity, and Dimitri Sogoloff, the Chief Operations Officer of such entity, may be deemed to be the beneficial owners of such shares by reason of their power to direct the voting and disposition of such shares.

(4) Includes (i) 950 shares owned by Mr. Schut's wife, as to which shares Mr. Schut disclaims beneficial ownership and (ii) 182,711 shares issuable upon exercise of certain stock options.

(5) Includes 180,619 shares issuable upon exercise of certain stock options.

(6) Includes 131,338 shares issuable upon exercise of certain stock options.

(7) Includes 30,503 shares issuable upon exercise of certain stock options.

(8) Includes 35,101 shares issuable upon exercise of certain stock options.

(9) Includes 33,307 shares issuable upon exercise of certain stock options.

(10) Includes 14,389 shares issuable upon exercise of certain stock options.

(11) Includes (i) 1,054,101 shares issuable upon exercise of certain stock options and (ii) 2,212 shares as to which the officers and directors disclaim beneficial ownership.

                       PROPOSAL I: ELECTION OF DIRECTORS

    The Board of Directors of the Company consists of three classes of directors, with terms expiring in successive years. Three current directors, Kenneth G. Byers, Jr., Randolph Harrison and Ernest C. Janson, Jr., have been nominated for reelection with terms to expire in 2000. The terms of the remaining five current directors expire in 1998 (Messrs. Elbaum, Kanely and Schut) and 1999 (Messrs. Jansing and Lewis).

    It is the intention of each of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of each of the three nominees. In case any of the nominees are unable or decline to serve, such persons named in the accompanying form of proxy reserve the right to vote the shares represented by such proxy for another person duly nominated by the Board in his stead or, if no other person is nominated, to vote such shares only for the remaining nominee(s). The Board has no reason to believe that any person named will be unable or will decline to serve.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

                                                      YEAR
                                                      FIRST
                                                     ELECTED
NAME                                      AGE       DIRECTOR      POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
------------------------------------      ---      -----------  -----------------------------------------------------------

Kenneth G. Byers, Jr................          54         1993   President and sole shareholder of Byers Engineering
                                                                Company, a telecommunications technical services firm, for more than the past five years; a director of Superior
                                                                TeleTec Inc. until its merger with and into the Company in
                                                                November 1993.

                                                      YEAR
                                                      FIRST
                                                     ELECTED
NAME                                      AGE       DIRECTOR      POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
------------------------------------      ---      -----------  -----------------------------------------------------------
Steven S. Elbaum....................          48         1980   Chairman of the Board of Directors and Chief Executive
                                                                Officer of the Company since 1984; a director of Interim
                                                                Services, Inc., a provider of value added staffing and
                                                                health care services, Humascan, Inc., a developer of
                                                                medical testing devices, and Broadway & Seymour, Inc., a
                                                                software and systems integration company, and Chairman of
                                                                the Board of Directors of PolyVision Corporation, an
                                                                information display company, and Superior TeleCom Inc., the
                                                                Company's 50.1% owned subsidiary.

Randolph Harrison...................          65         1980   A private investor and consultant to Poten & Partners,
                                                                Inc., an energy and shipping industry consulting firm, of
                                                                which he was President prior to 1985.

John C. Jansing.....................          71         1978   Chairman of The Independent Election Corporation of
                                                                America, a shareholder proxy tabulating firm, from 1976 to
                                                                1992 and currently a director of Vestaur Securities, Inc.
                                                                and 14 Lord Abbett mutual funds.

Ernest C. Janson, Jr................          74         1987   A partner with Coopers & Lybrand LLP, independent public
                                                                accountants, until his retirement in 1985.

James R. Kanely.....................          56         1993   A private investor; President and Chief Operating Officer
                                                                of the Company from November 1993 to October 1995; and
                                                                prior thereto, President of Superior TeleTec Inc.

Gene E. Lewis.......................          69         1992   Chairman of the Board and Chief Executive Officer of
                                                                Novecon Technologies Corporation, a technology
                                                                commercialization company, since 1994; prior thereto, a
                                                                consultant to various health care and venture capital
                                                                companies from 1989 to 1994.

Bragi F. Schut......................          56         1983   Executive Vice President of the Company since 1986; a
                                                                director of PolyVision Corporation, an information display company, and Superior TeleCom Inc.

BOARD AND COMMITTEE MEETINGS

    During the fiscal year ended April 30, 1997, the Board of Directors held four meetings. Each member of the Board attended at least 75% of the meetings of the Board and meetings of any committees of the Board on which he served that were held during the time he served.

    The Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee, and no other committees.

    The present members of the Executive Committee are Messrs. Elbaum (who serves as Chairman), Jansing and Schut. The Executive Committee exercises all authority of the Board of Directors in the management of the Company, subject to certain limitations imposed by the General Corporation Law of the State of Delaware.

    The present members of the Compensation Committee are Messrs. Harrison, Jansing and Janson. The principal functions of the Compensation Committee are to administer the Company's 1987 Long-Term Equity Incentive Plan, 1984 Restricted Stock Plan, Employee Stock Purchase Plan, 1997 Interim Stock Option Plan and, subject to the approval of the stockholders of such plan, the 1997 Stock Option Plan, and, on behalf of the Board of Directors, to review current and proposed employment arrangements with existing and prospective senior management employees and to review and determine matters pertaining to base and incentive compensation for the Chief Executive Officer and other senior management employees. The Compensation Committee is advised periodically by Hewitt Associates, a nationally recognized, independent compensation and benefits consulting firm. During the fiscal year ended April 30, 1997, the Compensation Committee had two meetings.

    The present members of the Audit Committee are Messrs. Byers, Janson and Lewis. The Audit Committee's principal functions are to review the Company's annual and periodic financial statements, to examine and consider matters relating to the administration and audit of the Company's accounts and its financial affairs, to recommend the employment of outside auditors and to meet with the Company's personnel as it deems appropriate to carry out its functions. The Audit Committee met once during the fiscal year ended April 30, 1997.

VOTE REQUIRED

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF THE COMMON STOCK AND 9% PREFERRED STOCK VOTE FOR THE THREE NOMINEES LISTED ABOVE. Their election will require a plurality of the votes cast by holders of the Common Stock and 9% Preferred Stock present in person or represented by proxy and entitled to vote, voting together as a single class.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Set forth below is certain information regarding the executive officers of the Company, each of whom serves at the discretion of the Board of Directors.

NAME                                      AGE             POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
------------------------------------      ---      ---------------------------------------------------------------------

Steven S. Elbaum....................          48   Chairman of the Board of Directors and Chief Executive Officer since
                                                   1984, Chairman of the Board, President and Chief Executive Officer of
                                                   Superior TeleCom Inc. since 1996.

Bragi F. Schut......................          56   Executive Vice President since 1986.

Stephen M. Johnson..................          48   Executive Vice President and Chief Operating Officer since November
                                                   1995. Prior thereto he was President and Chief Operating Officer of
                                                   Adience, Inc. (a wholly-owned subsidiary of the Company) from April
                                                   1994 through October 1995. From January 1994 to April 1994, Mr.
                                                   Johnson was an independent consultant. He was President and Chief
                                                   Executive Officer of Climax Metals Company, a minerals mining and chemical subsidiary of Amax, Inc., from 1987 through 1993.

NAME                                      AGE             POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
------------------------------------      ---      ---------------------------------------------------------------------
David S. Aldridge...................          43   Chief Financial Officer since November 1993 and Treasurer since
                                                   January 1994. Chief Financial Officer and Treasurer of Superior
                                                   TeleCom Inc. since 1996. Prior to 1994, he was Chief Financial
                                                   Officer of Superior TeleTec Inc. until its merger with and into the
                                                   Company in November 1993.

Stewart H. Wahrsager................          48   Senior Vice President, General Counsel and Secretary since January
                                                   1996 and Secretary of Superior TeleCom Inc. since 1996. Prior thereto he was a partner in the law firm of Rubin Baum Levin Constant &
                                                   Friedman.

EXECUTIVE COMPENSATION

    The following table sets forth certain information during each of the Company's three fiscal years ended each of April 30, 1995, April 30, 1996 and April 30, 1997 with respect to compensation earned by or paid to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                 ANNUAL COMPENSATION (1)          COMPENSATION AWARDS
                                           -----------------------------------  -----------------------

                                             FISCAL                             RESTRICTED    OPTION
NAME AND PRINCIPAL POSITION                   YEAR        SALARY      BONUS       STOCK     SHARES (9)   OTHER (10)
-----------------------------------------  -----------  ----------  ----------  ----------  -----------  ----------

Steven S. Elbaum.........................        1997   $  433,200(2) $325,000(4)     --      347,716(3) $ 83,530
  Chairman and Chief                                        --         325,000(5)     --        --           --
  Executive Officer                              1996      419,000     261,700(4)     --      133,500     124,920
                                                 1995       --         175,000(6)     --        --           --
                                                           275,000     175,000(4)     --        --          7,370

Bragi F. Schut...........................        1997   $  237,800  $  143,000(4)     --      118,705(3) $ 31,762
  Executive Vice President                                  --         150,000(5)     --        --           --
                                                 1996      203,000     114,900(4)     --       65,400      33,476
                                                 1995       --          75,000(6)     --        --           --
                                                           172,000      75,000(4)     --        --           --

Stephen M. Johnson (11)..................        1997   $  294,000  $  169,000(4)     --      113,800    $  8,838
  Executive Vice President and                   1996      145,100     207,600(7) $ 153,750(8) 80,300       8,849
  Chief Operating Officer

David S. Aldridge........................        1997   $  195,000  $  102,000(4)     --       57,700    $ 70,685
  Chief Financial Officer                        1996       --         150,000(5)     --        --           --
                                                 1995      184,000      90,500(4)     --       65,400      54,718
                                                            --          60,000(6)     --        --           --
                                                           153,718      60,000(4)     --        --         55,813

Stewart H. Wahrsager (11)................        1997   $  151,000  $   68,000(4)     --       34,000    $ 14,245
  Senior Vice President, General                            --          76,000(5)     --        --           --
  Counsel and Secretary                          1996       50,000      33,700(7) $  45,000(8) 29,833       4,988

------------------------

(1) The aggregate dollar value of all perquisites and other personal benefits, securities or property earned by or paid to any of the named individuals did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus set forth for such individual during any of the last three fiscal years.

(2) Does not include salary of $102,000 paid to Mr. Elbaum by Superior TeleCom Inc. under his employment agreement with such entity. See "Certain Transactions."

(3) Options granted to Messrs. Elbaum and Schut include 183,016 and 61,005 options, respectively, which represent a reissuance of previously issued options which were due to expire during fiscal 1997. The new options are identical to the original options, except that the new options vest over the three-year period commencing on the date of the reissuance. See "Compensation Committee Report on Executive Compensation."

(4) Annual cash incentive bonus payments awarded pursuant to the annual cash incentive bonus program of the Company as described under "Compensation Committee Report on Executive Compensation -- Executive Compensation Policy."

(5) Discretionary cash bonus awarded in respect of fiscal 1997, as described under "Compensation Committee Report on Executive Compensation--Executive Compensation Policy."

(6) Bonus payments to Messrs. Elbaum, Schut and Aldridge which, although paid in fiscal 1996, were approved by the Compensation Committee in respect of fiscal 1995 but were deferred and became payable only upon completion of the Company's acquisition of the U.S. and Canadian copper wire and cable business of Alcatel NA Cable Wire Inc. which occurred during fiscal 1996.

(7) Fiscal 1996 bonus payments to Messrs. Johnson and Wahrsager include, in addition to cash incentive bonus payments pursuant to the cash incentive bonuses program of the Company prorated for the respective periods of employment of these executives during fiscal 1996, one time only payments of $125,000 and $15,000, respectively, paid at the time of signing of their respective employment agreements.

(8) The dollar value set forth is based on the closing price per share for the Common Stock on the respective dates of grant. The aggregate number of shares held by Mr. Johnson and Mr. Wahrsager at April 30, 1997 were 30,000 and 10,000, respectively, with a value of $277,500 and $92,500, respectively.

(9) Does not reflect the following performance options granted during the year ended April 30, 1996, each of which is contingent and subject to adjustment, as described under "Compensation Committee Report on Executive Compensation--Executive Compensation Policy."

                                                     NUMBER OF
                                                    PERFORMANCE
                                                  OPTIONS GRANTED  EXERCISE PRICE   EXPIRATION DATE
                                                  ---------------  ---------------  ---------------
Steven S. Elbaum................................     106,800(a)       $   5.125         11/15/05
                                                      80,100(b)       $   5.625          4/10/06

Bragi F. Schut..................................      37,400(a)       $   5.125         11/15/05
                                                       9,400(b)       $   5.625          4/10/06

Stephen M. Johnson..............................      15,500(b)       $   5.625          4/10/06

David S. Aldridge...............................      37,400(a)       $   5.125         11/15/05
                                                       9,400(b)       $   5.625          4/10/06

Stewart H. Wahrsager............................       5,500(b)       $   5.625          4/10/06

    (a) Performance options granted during fiscal 1996 with respect to fiscal 1996, the exercise price of which is equal to the market price of the Common Stock at the date of grant.

    (b) Performance options granted during fiscal 1996 with respect to fiscal 1997, the exercise price of which is equal to 150% of the market price of the Common Stock at the date of grant.

(10) The amounts set forth include (i) matching contributions made by the Company under defined contribution plans of its subsidiaries, (ii) $11,750 accrued under an unfunded, nonqualified defined benefit plan for the payment of future annuities to Mr. Aldridge, (iii) with respect to Mr. Schut, $23,750 representing the net present value of the vested portion of an annuity the Company has agreed to pay in 15 equal annual installments of $18,900 commencing in the year when Mr. Schut reaches age 60 and (iv) with respect to Messrs. Elbaum and Aldridge, payments of $74,259 and $52,500, respectively, pursuant to their employment agreements for federal tax consequences upon vesting of certain restricted stock grants.

(11) Messrs. Johnson and Wahrsager joined the Company in November 1995 and January 1996, respectively. Prior to November 1995, and since December 1994, Mr. Johnson served as President and Chief Operating Officer of Adience, Inc., a wholly-owned subsidiary of the Company. Mr. Johnson's compensation reflected in the above table does not include compensation received as an officer of Adience, Inc.

                       STOCK OPTION GRANTS IN FISCAL 1997

                                                                                               POTENTIAL REALIZABLE
                                                                                                      VALUE
                                                                                             (AT ASSUMED ANNUAL RATES
                                                                                                        OF
                                      NUMBER OF     % OF TOTAL                               STOCK PRICE APPRECIATION
                                     SECURITIES       OPTIONS                                          FOR
                                     UNDERLYING     GRANTED TO      EXERCISE                       OPTION TERM)
                                       OPTIONS     EMPLOYEES IN       PRICE     EXPIRATION   ------------------------
NAME                                   GRANTED      FISCAL 1997      ($/SH)        DATE          5%          10%
-----------------------------------  -----------  ---------------  -----------  -----------  ----------  ------------
Steven S. Elbaum...................     164,700            21.1%     $   8.125       4/9/07   $  841,600  $  2,132,700
                                        183,016(a)         23.4      $   3.140       5/3/01      878,600     1,739,500

Stephen M. Johnson.................     113,800            14.6      $   8.125       4/9/07      581,500     1,473,600

Bragi F. Schut.....................      57,700             7.4      $   8.125       4/9/07      294,800       747,200
                                         61,005(a)          7.8      $   3.140       5/3/01      292,900       574,800

David S. Aldridge..................      57,700             7.4      $   8.125       4/9/07      294,800       747,200

Stewart H. Wahrsager...............      34,000             4.4      $   8.125       4/9/07      173,700       440,300

------------------------

(a) Reissued options described in footnote 3 to the Summary Compensation Table.

             AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table presents information for the individuals named above as to the exercise of stock options during the fiscal year ended April 30, 1997 and the number of shares underlying, and the value of, unexercised options outstanding at April 30, 1997:

                                                                NUMBER OF SHARES
                                   EXERCISES DURING                UNDERLYING             VALUE OF UNEXERCISED
                                   THE FISCAL YEAR          UNEXERCISED OPTIONS (2)    IN-THE-MONEY OPTIONS (1)(2)
                             ----------------------------  --------------------------  ---------------------------
                                NUMBER
                               OF SHARES        VALUE
NAME                           ACQUIRED       REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
---------------------------  -------------  -------------  -----------  -------------  ------------  -------------
Steven S. Elbaum...........           --             --       446,133        340,000   $  2,308,700   $ 1,175,500
Bragi F. Schut.............           --             --       182,711        129,504        856,300       467,400
Stephen M. Johnson.........           --             --        35,101        158,999        120,000       365,100
David S. Aldridge..........           --             --       131,338         88,833        455,500       218,900
Stewart H. Wahrsager.......           --             --        14,389         49,444         66,873       117,059

------------------------

(1) Based on the closing price of $9.25 of the Common Stock on April 30, 1997.

(2) Does not reflect the performance options described in footnote 9 to the Summary Compensation Table.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company or otherwise compensated by the Company are entitled to be paid an annual retainer fee of $20,000 per year, together with expenses of attendance, plus $1,000 for each meeting of the Board or of a committee of the Board attended. A non-employee director with at least five years of service also receives, upon reaching age 70 and termination of service to the Company, a retirement benefit of $10,000 per year for 15 years after his retirement, payable to the director or the director's beneficiaries in the event of his death. At the option of each director, his director's fees may be payable in shares of Common Stock (based upon the fair market value of Common Stock at the beginning of each fiscal year). Directors' fees also may be deferred, at the option of each director, pursuant to the Directors' Deferred Compensation Plan and (i) be paid in cash with interest at the prime rate or (ii) be paid in Common Stock based on stock units accumulated under the plan.

EMPLOYMENT AGREEMENTS

    The Company has employment agreements with each of its executive officers. Pursuant to these agreements, Mr. Elbaum serves as Chairman of the Board and Chief Executive Officer at an annual salary of $433,200, Mr. Johnson serves as Executive Vice President and Chief Operating Officer at an annual salary of $302,800, Mr. Schut serves as Executive Vice President at an annual salary of $237,800, Mr. Aldridge serves as Chief Financial Officer at an annual salary of $195,000 and Mr. Wahrsager serves as Senior Vice President, General Counsel and Secretary at an annual salary of $154,500. The agreements also provide for annual performance-based bonuses, participation in a performance-based long-term incentive stock option award program, indemnification from any income tax liability arising from the vesting of certain restricted stock awards and certain other benefits, including medical, dental and other insurance benefits. The agreements with Messrs. Elbaum and Schut also provide that they will serve on the Board of Directors of the Company, and Mr. Schut's agreement provides for the annuity described in footnote 10 to the Summary Compensation Table.

    Each employment agreement is for a term ending upon the occurrence of any of the following events: (i) notification by the executive or the Company to the other that he or it desires to terminate the employment agreement; (ii) the death or disability of the executive; (iii) termination by the Company for "cause" and (iv) termination by the executive for "good reason." Generally, if an executive terminates his employment for "good reason," or the Company terminates his employment without cause, the executive is entitled to receive a severance payment equal to one to one and one-half times his annual salary and bonus for the prior year. In the event of termination of employment under other circumstances, including a "change in control" of the Company (which is defined as (i) the acquisition by a person or entity of 20% of the Company's voting securities, (ii) the occurrence of circumstances such that individuals who constituted the Company's Board of Directors as of April 26, 1995 no longer constitute a majority of the Company's Board of Directors, (iii) a transaction involving the sale of all or substantially all of the Company's assets or (iv) certain other business combinations) each executive is entitled to varying benefits described in the employment agreements.

    Each executive officer is a participant in a Senior Executive Retirement Plan ("SERP") which became effective in February 1997. The SERP is an unfunded defined benefit plan. Subject to vesting, each participant will be entitled to an annual retirement benefit upon reaching age 65 equal to 2.5% times his years of credited service (up to a maximum of 20 years), multiplied by his highest average cash compensation during any three consecutive years during the final five years of his employment, less primary social security benefits and certain other retirement benefits paid by the Company and other employers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Randolph Harrison, John C. Jansing and Ernest C. Janson, Jr. served on the Compensation Committee during fiscal 1997. There were no Compensation Committee interlocks or insider (employee) participation during fiscal 1997.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    The Compensation Committee is made up of independent outside directors who are neither officers nor employees of the Company or its subsidiaries. The principal functions of the Compensation Committee are to administer the Company's 1987 Long-Term Equity Incentive Plan, 1984 Restricted Stock Plan,

Employee Stock Purchase Plan, 1997 Interim Stock Option Plan and, subject to the approval of the stockholders of such plan, the 1997 Stock Option Plan, and, on behalf of the Board of Directors, to review current and proposed employment arrangements with existing and prospective senior management employees and to review and determine matters pertaining to base and incentive compensation for the Chief Executive Officer and other senior management employees. In the exercise of its functions, the Compensation Committee is advised periodically by Hewitt Associates, a nationally recognized, independent compensation and benefits consulting firm.

EXECUTIVE COMPENSATION POLICY

    The executive compensation policy is designed to attract and retain highly qualified executive officers, to reinforce strategic performance objectives through the use of incentive compensation programs, and to create a mutuality of interest between executive officers and stockholders through compensation structures that share the rewards and risks of strategic business planning and implementation. Total compensation is intended to be competitive with that paid to qualified executives of companies with a strong entrepreneurial business approach likely to be more prevalent in a leveraged holding company than in traditional operating companies.

    There are three components of executive compensation: (i) base salary and employee benefits applicable to all employees; (ii) annual cash incentive awards and (iii) long-term incentive awards.

    The Compensation Committee's approach to base compensation generally has been to offer competitive salaries that are at the 50th percentile level relative to a peer group of companies. It is intended that base salary be a relatively smaller element in the total executive officer compensation as the Company has introduced a more formal program of annual cash incentive awards and long-term incentive awards. The Compensation Committee annually examines compensation levels of executives who are employed in similar positions in public companies with similar sales and market capitalization. The Compensation Committee obtained the assistance of Hewitt Associates, compensation and benefit consultants, to develop and approve a compensation program consistent with the foregoing guidelines and emphases.

    Annual cash incentive awards are intended to link executive pay with performance in areas key to the Company's short-term operating objectives and successes consistent with the Company's strategic business plan. The annual cash bonus awards are weighted 75% to the achievement of financial measures, largely oriented around return on capital employed, and 25% to a subjective assessment of individual performance. The financial performance targets are established in April of the preceding fiscal year by the Compensation Committee. When setting measures and goals for other executive officers, the Compensation Committee considers the input of the Company's Chief Executive Officer. Target financial performance measures are based upon historical patterns of the Company's performance, the next fiscal year's annual plan and longer-term strategic objectives. All performance targets are set at or above normal expectations of performance to assure that bonuses are not paid for substandard accomplishments.

    In addition to the cash incentive awards to certain of the executive officers pursuant to their respective employment agreements and under the Compensation Program for Senior Executives of the Company, the Compensation Committee determined, after consultation with Hewitt Associates, compensation consultants to the Company, to pay discretionary cash bonuses in respect of fiscal 1997 to the executives indicated on the Summary Compensation Table in recognition of the extraordinary results and achievements of the Company during fiscal 1997, including (i) the successful completion of the reorganization of the Company's telecommunications wire and cable and data communications and electronics subsidiaries, and the resulting initial public offering of 49.9% of the common stock of Superior TeleCom Inc. which generated approximately $101.0 million in equity proceeds and gave rise to a substantial gain to the Company,
(ii) the refinancing of substantially all of the Company's debt resulting in a significant reduction in the weighted average cost of such debt, (iii) the increase in per share net income from $0.23 per share in fiscal 1996 to $3.04 per share ($.80 per share excluding non-recurring items) in fiscal 1997, (iv) the increase in comparative fiscal 1997 cash flows (as measured by EBITDA) and return on capital employed by 64% and 74%, respectively and (v) the successful listing of both the Common Stock and the common stock of Superior TeleCom Inc. on the New York Stock Exchange which, in the Committee's opinion, increases the Company's visibility with major institutional and individual investors and has a favorable impact on the Company's stockholders.

    The long-term incentive award program is based upon an annual long-term incentive value assigned to each eligible executive, which value (based on the Black-Scholes Option Pricing Model) may be allocated between basic direct option grants and performance option grants, both of which are awarded pursuant to the Company's 1987 Long-Term Equity Incentive Plan and 1997 Interim Stock Option Plan. The Board of Directors adopted the 1997 Interim Stock Option Plan, effective April 9, 1997, to provide for option grants solely during fiscal 1997. The terms of the 1997 Interim Stock Option Plan are substantially similar to the terms of the 1987 Long-Term Equity Incentive Plan.

    During fiscal 1997, only direct option grants were awarded and the Company discontinued the use of performance options due to the variable accounting nature of such stock options and the resulting non-cash charges to earnings. The basic direct option grants are priced at fair market value on date of grant, vest equally over a period of three years and expire 10 years after the date of grant. Performance option grants issued in respect of fiscal 1996 and fiscal 1995 were priced at fair market value or at a premium thereof, and are contingent and adjusted at the end of the third fiscal year following grant, based upon actual financial performance of the Company over such three-year period compared to target financial performance of the Company for such period as established by the Compensation Committee in the manner described above. This comparison, expressed as a three-year weighted performance percentage, is utilized to convert the performance option grant to an actual option grant in accordance with the conversion matrix established by the Compensation Committee. Based upon the aforesaid performance percentage, the matrix may yield actual option share awards which vary between 0% and 150% of standard performance grants.

    The Company's policy with respect to the deductibility limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interests of the Company and its stockholders. However, the Company reserves the right to authorize the payment of nondeductible compensation if it deems that it is appropriate.

1997 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

    During fiscal 1997, the Chief Executive Officer of the Company received a base salary in accordance with his employment agreement. In determining the compensation under this agreement, the Compensation Committee considered (i) data from outside studies and proxy materials regarding compensation of chief executive officers at comparable companies, (ii) the input of other directors regarding the performance of the Chief Executive Officer and (iii) advice from Hewitt Associates.

    In establishing the compensation paid to Mr. Elbaum for fiscal 1997, the Compensation Committee considered the fact that Mr. Elbaum had significant responsibilities as an executive officer of Superior TeleCom Inc., the Company's 50.1%-owned subsidiary, and Superior TeleCom's subsidiaries. Although Mr. Elbaum devoted a certain amount of time to matters directly related to these other enterprises, the Committee believes his total compensation from the Company for fiscal 1997 was appropriate and reasonable. This judgment is based on the Committee's conclusion that Mr. Elbaum has fully and effectively discharged the responsibilities of his position with the Company to the Company's substantial benefit, particularly with respect to the matters set forth in the paragraph(s) above and the amounts paid to executives with comparable responsibilities for companies of similar size in similar industries. Moreover, the Committee believes that Mr. Elbaum's strong leadership, guidance and direction to the Company as

Chairman and Chief Executive Officer during fiscal 1997 have contributed to the Company's growth and success during such period.

    A portion of the annual cash bonus awarded to the Chief Executive Officer in fiscal 1997 was granted pursuant to the annual cash incentive provisions of his employment agreement. As described above, this performance bonus is weighted 75% to the achievement of financial measures and 25% to a subjective assessment of job performance. The Company exceeded its financial performance targets in fiscal 1997. With respect to job performance, in the Committee's judgment, the Chief Executive fully satisfied all expectations.

    A portion of the cash bonus awarded to the Chief Executive Officer in fiscal 1997 was granted by the Compensation Committee as a discretionary bonus in recognition of the Chief Executive Officer's contribution to the extraordinary results and achievements of the Company during fiscal 1997, as described more fully above.

    Basic stock options were granted to the Chief Executive Officer during fiscal 1997 (see Stock Option Grants in Fiscal 1997 Table). The grant was made pursuant to the Company's long-term award incentive program and followed the principles described above with respect to such program. In addition, during fiscal 1997 the Company granted options to the Chief Executive Officer to purchase 183,016 shares of Common Stock, which options represented a reissuance of previously issued options which were due to expire during fiscal 1997. The new options are identical to the original options, except that the new options vest over the three-year period commencing on the date of reissuance.

    Overall, the Compensation Committee believes that the Chief Executive Officer is being appropriately compensated in a manner that is consistent with the long-term interests of stockholders.

    The foregoing report is submitted by members of the Compensation Committee.

                                          Randolph Harrison, CHAIRMAN
                                          Ernest C. Janson, Jr.
                                          John C. Jansing

PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the cumulative total stockholder return on the Common Stock for each of the Company's last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of (i) the American Stock Exchange market value index, (ii) the Standard & Poor's 500 Stock Index and (iii) a peer group of companies with market capitalization similar to that of the Company. The cumulative total stockholder return on the Common Stock is compared to both the American Stock Exchange market value index and the Standard & Poor's 500 Stock Index because the Common Stock was traded on the American Stock Exchange for the last five fiscal years until October 11, 1996, when the Common Stock was first traded on the New York Stock Exchange, because the Company used the American Stock Exchange market value index as the basis of such comparison for fiscal 1996, and because the Company believes these comparisons will be the most meaningful when both are presented. The Company compares its stockholder return on the Common Stock with that of issuers with similar market capitalizations because it cannot reasonably identify a peer group engaged in the same lines of business as the Company. The returns of each of the peer group of companies are weighted on a market capitalization basis at the time of each registered data point.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF
       THE ALPINE GROUP, INC., AMEX MARKET VALUE INDEX, STANDARD & POOR'S
                         500 STOCK INDEX AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               4/92       4/93       4/94       4/95       4/96       4/97
THE ALPINE GROUP, INC.            $100        145         78         61         72        148
PEER GROUP                        $100         76        103        131        145        101
AMEX MARKET VALUE                 $100        108        113        122        151        145
S&P 500                           $100        109        115        135        176        220

CERTAIN TRANSACTIONS

    As of April 30, 1997, Steven S. Elbaum, Chairman and Chief Executive Officer of the Company, owed the Company approximately $537,000, consisting primarily of a $300,000 loan made by the Company to finance Mr. Elbaum's exercise of certain stock options and loans made to Mr. Elbaum in respect of the tax consequences of certain restricted stock awards. The indebtedness bears interest at the prime rate plus one half percentage point (as to $300,000), the rate of 5.91% (as to $223,000) and the prime rate (as to $14,000).

    On October 2, 1996, in connection with a reorganization of its subsidiaries, the Company entered into an agreement (the "Services Agreement") with Superior TeleCom Inc. Pursuant to the Services Agreement, the Company agreed to provide certain financial, audit and accounting, corporate finance and strategic planning, legal, treasury, insurance and administrative services to Superior TeleCom Inc. in return for an annual fee in addition to reimbursement of incidental costs and expenses incurred in connection with the Company's provision of such services. Such annual fee initially was set at the rate of $925,000 per year. As of May 1, 1997, the Services Agreement was amended to increase such annual fee to $2.7 million per year, which is estimated to reflect commercially reasonable costs for the services provided.

    In connection with the foregoing reorganization, Superior TeleCom Inc. also entered into an employment agreement with Steven Elbaum, the Chairman of the Board and Chief Executive Officer of the Company, which provides for Mr. Elbaum to provide his services as Chairman of the Board, President and Chief Executive Officer of Superior TeleCom Inc. for an indefinite term at an annual base salary of $175,000, as adjusted annually for increases in the Consumer Price Index, and an annual bonus payable at the discretion of the Board of Directors of Superior TeleCom Inc. Mr. Elbaum's employment agreement with Superior TeleCom Inc. contains customary terms and provisions with respect to termination and other matters. See "Compensation Committee Report on Executive Compensation" above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 BENEFICIAL
  OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of the reports and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") was in compliance with all applicable filing requirements with respect to the Company's most recent fiscal year, except that Mr. Byers failed to file on a timely basis one report required by Section 16(a) of the Exchange Act relating to one transaction. This transaction related to the gift by Mr. Byers' wife of 361 shares of Common Stock. In addition, based solely on such review, with respect to fiscal 1996, Messrs. Johnson, Elbaum, Schut and Lewis failed to file on a timely basis two, one, one and one, reports, respectively, required by Section 16(a) of the Exchange Act relating to two, one, two and one transactions, respectively. These transactions, none of which involved market purchases or sales of the Company's securities, related to (i) options granted to Mr. Johnson pursuant to the Company's 1984 Restricted Stock Plan, (ii) options granted to Mr. Johnson and Mr. Wahrsager on November 15, 1995 and April 10, 1996 pursuant to the Company's 1987 Long-Term Equity Incentive Plan and (iii) the exchange by Messrs. Elbaum, Lewis and Schut of shares of 8% Preferred Stock for shares of Common Stock, pursuant to an exchange transaction completed in January 1996.

        PROPOSAL II: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the books and records of the Company for the current fiscal year. The affirmative vote of the holders of a majority in voting power of the shares of the Common Stock and the 9% Preferred Stock present, or represented, and entitled to vote at the meeting, voting as a single class, will be required to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSAL TO RATIFY SUCH APPOINTMENT.

    Representatives of Arthur Andersen LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

    PROPOSAL III: APPROVAL OF THE ALPINE GROUP, INC. 1997 STOCK OPTION PLAN

    The affirmative vote of at least a majority of the shares of Common Stock and 9% Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote on this matter at the meeting is required to approve the adoption of The Alpine Group, Inc. 1997 Stock Option Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO ADOPT THE ALPINE GROUP, INC. 1997 STOCK OPTION PLAN.

BACKGROUND

    On June 24, 1997, the Board of Directors adopted The Alpine Group, Inc. 1997 Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval. The Stock Option Plan is an amendment and restatement of The Alpine Group, Inc. 1997 Interim Stock Option Plan which was originally effective on April 9, 1997. The following description of the Stock Option Plan is a summary and is qualified in its entirety by reference to the Stock Option Plan, a copy of which has been filed as an exhibit to this Proxy Statement.

PURPOSE

    The purpose of the Stock Option Plan is to enhance the profitability and value of the Company for the benefit of stockholders by enabling the Company to offer employees and consultants of the Company and its subsidiaries stock based incentives and other equity interests in the Company in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

ADMINISTRATION

    The Stock Option Plan will be administered by a committee of the Board of Directors which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3") and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code (the "Committee"). If no Committee exists which has the authority to administer the Stock Option Plan, the functions of the Committee will be exercised by the Board of Directors. The Committee has the full authority to grant awards under the Stock Option Plan and to determine the persons to whom awards will be granted, the time or times such awards will be granted, the terms and conditions of such awards and the amounts of such awards.

ELIGIBILITY

    All employees and consultants of the Company and its subsidiaries designated by the Committee to participate in the Stock Option Plan are eligible to be granted options and stock appreciation rights (collectively, the "Awards") under the Stock Option Plan.

AVAILABLE SHARES

    A maximum of 1,500,000 shares of Common Stock (which includes 536,900 shares of Common Stock available under the Company's 1997 Interim Stock Option Plan) may be issued for reference purposes under the Stock Option Plan.

    The maximum number of shares of Common Stock subject to options or any stock appreciation rights which may be granted under the Stock Option Plan to any employee shall not exceed 200,000 shares per type of Award during each fiscal year of the Company. If a stock appreciation right or a limited stock appreciation right is granted in tandem with a stock option, it shall apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the Stock Option Plan. To the extent that shares of Common Stock for which options or stock appreciation rights are permitted to be granted to an individual during a fiscal year of the Company are not covered by a grant of an option or a stock appreciation right in the Company's fiscal year, such shares of Common Stock will be available for grant or issuance to the participant in any subsequent fiscal year during the term of the Stock Option Plan.

    The Committee may make appropriate adjustments to the number of shares available for Awards and the terms of outstanding awards under the Stock Option Plan to reflect any change in the Company's capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Company.

TYPES OF AWARDS

    The Stock Option Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and nonqualified stock options and (ii) stock appreciation rights, in tandem with stock options or freestanding. Each of these types of awards is discussed in more detail below. Awards may be granted singly, in combination, or in tandem, as determined by the Committee.

STOCK OPTIONS

    Under the Stock Option Plan, the Committee may grant awards in the form of options to purchase shares of the Common Stock. Options granted to eligible employees may be in the form of incentive stock options or nonqualified stock options; solely nonqualified stock options may be granted to eligible consultants. The Committee will, with regard to each option, determine the number of shares subject to the option, the term of the option (which will not exceed ten years, provided, however, that the term of an incentive stock option granted to a ten percent stockholder of the Company will not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a holder of ten percent or more of the total combined voting power of all classes of stock of the Company or its subsidiary corporations, 110 percent of fair market value).

    Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant. All options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The option price upon exercise may, to the extent determined by the Committee at or after the time of grant, be paid by a participant in cash, in shares of Common Stock owned by the participant for at least 6 months (free and clear of any liens and encumbrances), through a cashless exercise procedure or by such other method as is approved by the Committee.

STOCK APPRECIATION RIGHTS ("SARS")

    The Stock Option Plan authorizes the Committee to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

    A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a nonqualified stock option, at any time thereafter during the term of the option. A Tandem SAR generally may be exercised at and only at the times and to the extent the related option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related option.

    A Non-Tandem SAR will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances.

    The Committee is also authorized to grant "limited SARs," either as Tandem SARs or Non-Tandem SARs. Limited SARs would become exercisable only upon the occurrence of a change in control (as defined by the Committee) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

AMENDMENTS

    The Stock Option Plan provides that it may be amended by the Board of Directors or the Committee, except that no such amendment, without stockholder approval to the extent such approval is required by the laws of the State of Delaware, Rule 16b-3 or under Section 162(m) or 422 of the Code, may increase the aggregate number of shares of Common Stock that may be issued under the Stock Option Plan, increase the maximum individual limits for any fiscal year, change the classification of employees and consultants eligible to receive Awards, decrease the minimum option price of any option or extend the maximum option period under the Stock Option Plan.

MISCELLANEOUS

    Subject to limited post-employment and post-consultancy exercise periods and vesting in certain instances, Awards to a participant under the Stock Option Plan are generally forfeited upon any termination of employment or consultancy. Participants required to file reports under Section 16(a) of the Exchange Act may be limited to certain specific exercise, election or holding periods with respect to the Awards granted to them under the Stock Option Plan. Awards will have such terms and will terminate upon such conditions as may be contained in individual Awards. Although Awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that an option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

U.S. FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the principal U.S. federal income tax consequences with respect to options under the Stock Option Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. At the present time, provisions under the Taxpayer's Relief Act of 1997 may affect the following description and, in particular, are expected to change the holding periods and tax rates for capital gains treatment. Therefore, the following is designed to provide only a general understanding of the federal tax consequences (state and local tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

    Under current U.S. federal income tax laws, the grant of an incentive stock option can be made solely to employees and generally has no income tax consequences for the optionee or the Company. In general, no taxable income results to the optionee upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the stock acquired pursuant to the incentive stock option exceeds the exercise price is an adjustment item for purposes of alternative minimum tax. If no disposition of the shares is made within either two years from the date the incentive stock option was granted or one year from the date of exercise of the incentive stock option, any gain or loss realized upon disposition of the shares will be treated as capital gain or loss to the optionee. The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option, nor upon a subsequent disposition of the shares, unless the disposition occurs prior to the expiration of the holding period described above. In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the fair market value of the stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding period described above, the Company is entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

    In general, an optionee will realize no taxable income upon the grant of nonqualified stock options and the Company will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. Subject to the possible application of Section 162(m) of the Code, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

    In addition: (i) any officers and directors of the Company subject to
Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their Awards; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, including, without limitation, Code Section 162(m) regarding a $1 million limitation on deductible compensation; (iii) in the event that the exercisability of an Award is accelerated because of a change in control, payments relating to the options, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options and SARs will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options and SARs may be granted to any employee during a specified period and the plan under which the options and SARs are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Stock Option Plan is intended to satisfy these requirements with respect to options and SARs.

    The Stock Option Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Stock Option Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

          PROPOSAL IV: APPROVAL OF AMENDMENT TO THE ALPINE GROUP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

    The affirmative vote of at least a majority of the shares of Common Stock and 9% Preferred Stock, voting together as a single class, present in person or represented by proxy and entitled to vote on this matter at the meeting is required to approve an amendment to the Employee Stock Purchase Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO ADOPT THE AMENDMENT TO THE ALPINE GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN.

AMENDMENT TO THE ALPINE GROUP, INC. EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors of The Alpine Group, Inc. (the "Company") approved an amendment to The Alpine Group, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") as of June 30, 1997, subject to the approval of stockholders, to change the definition of "designated subsidiaries" and to provide that a designated subsidiary includes (i) a subsidiary of the Company on the Stock Purchase Plan's restatement date (I.E., December 1, 1996) and (ii) an entity that becomes a subsidiary after the Stock Purchase Plan's restatement date and is designated by the Board of Directors (or a duly authorized committee thereof) as eligible to participate in the Plan and as a designated subsidiary under the Stock Purchase Plan. Under the Stock Purchase Plan, employees of the Company and designated subsidiaries are eligible to participate in the Plan, as described below. Without giving effect to the amendment, all of the Company's subsidiaries are "designated subsidiaries" under the Stock Purchase Plan.

    The amendment is intended to provide the Company with the flexibility to determine which subsidiaries of the Company may participate in the Stock Purchase Plan and, in particular, omit from participation those subsidiaries located outside the United States and Canada. The amendment effects no other changes to the Stock Purchase Plan.

SUMMARY OF THE STOCK PURCHASE PLAN (AS AMENDED)

    The following description of the Stock Purchase Plan, giving effect to the amendment, is a summary and is qualified in its entirety by reference to the Stock Purchase Plan, as amended, a copy of which has been filed as an exhibit to this Proxy Statement.

BACKGROUND

    On September 27, 1995, the Board of Directors adopted The Alpine Group, Inc. 1994 Employee Stock Purchase Plan, which was approved by the stockholders of the Company effective November 16, 1995. Effective as of December 1, 1996, the Stock Purchase Plan was amended and restated and renamed The Alpine Group, Inc. Employee Stock Purchase Plan.

PURPOSE

    The purpose of the Stock Purchase Plan is to provide employees of the Company and designated subsidiaries with an opportunity to purchase Common Stock of the Company at a discount through accumulated payroll deductions. It is the intention of the Company that the Stock Purchase Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Stock Purchase Plan be construed in a manner consistent with the requirements of such section of the Code.

ADMINISTRATION

    The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors (the "Committee"). To the extent that no Committee exists which has the authority to administer the Stock Purchase Plan, the functions of the Committee will be exercised by the Board of Directors. The Committee possesses the full power and authority, subject to the provisions of the Stock Purchase Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Stock Purchase Plan, to interpret the provisions and supervise the administration of the Stock Purchase Plan and to take all action in connection therewith or in relation thereto as it deems necessary or advisable.

    The Committee has currently designated Smith Barney, Inc. as its agent to administer the Stock Purchase Plan, to purchase and sell shares of Common Stock in accordance with the Stock Purchase Plan, to keep records, to send statements of account to employees, to act as custodian and to perform other duties relating to the Stock Purchase Plan, as the Committee may request from time to time.

    While the Company pays for the administration of the Stock Purchase Plan, employees are fully responsible for (i) any brokerage fees and commissions charged for the sale of Common Stock, (ii) any fees for certificates of shares of Common Stock and (iii) any taxes owed by them as a result of participation in the Stock Purchase Plan.

ELIGIBILITY

    Employees of the Company and its designated subsidiaries (who customarily work more than 20 hours per week and at least 5 months per year) are eligible to participate in the Stock Purchase Plan commencing on the first day of any calendar quarter. Designated subsidiaries include (i) each subsidiary corporation as of the Plan's restatement date (I.E., December 1, 1996) and (ii) any entity that becomes a subsidiary corporation after the Plan's restatement date and is designated by the Board (or a duly authorized committee thereof) from time to time in its sole discretion as eligible to participate in the Plan and as a Designated Subsidiary under the Plan. The current designated subsidiaries are: Adience, Inc.; Adience Canada Inc.; Superior TeleCom Inc.; Superior Telecommunications Inc.; Superior Cable Corporation; DNE Systems, Inc.; DNE Technologies, Inc.; and DNE Manufacturing and Service Company.

    Subject to notice periods described in the Stock Purchase Plan, an eligible employee may become a participant in the Stock Purchase Plan by completing the appropriate form and forwarding it to his or her employer indicating the amount of the deductions to be taken from his or her pay. Deductions will generally begin on the first payroll period following the next offering date (the first day of a calendar quarter), following appropriate notice. An eligible employee may continue to participate in the Stock Purchase Plan until he or she elects to cease participation in the Stock Purchase Plan or until the Stock Purchase Plan is terminated. In addition, an employee's participation in the Stock Purchase Plan will be automatically suspended if he or she is no longer eligible to participate in the Stock Purchase Plan (e.g., the employee no longer customarily works more than 20 hours per week and at least 5 months per year), retires, dies, terminates employment for any reason, or becomes a 5% owner (as defined by the Stock Purchase Plan).

AVAILABLE SHARES

    A maximum of 500,000 shares of Common Stock (subject to adjustment as described below) may be reserved for sale under the Stock Purchase Plan. Purchases of Common Stock under the Stock Purchase Plan are made on the open market, or, in the sole discretion of the Committee, may be made by the Company's delivery of treasury shares or newly-issued and authorized shares to the Stock Purchase Plan, upon such terms as the Committee may approve.

    In the event of any change affecting shares of Common Stock including a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, or the distribution of an extraordinary dividend, the Committee may make any appropriate equitable adjustments, if any, to be made under the Stock Purchase Plan.

STOCK PURCHASES

    Each eligible employee may purchase shares of Common Stock at a discount, through payroll deductions of a fixed percentage of compensation or in designated dollar amounts per payroll period up to a maximum of 25% of the employee's compensation (as defined in the Stock Purchase Plan) received each payroll period, or such lesser percentage as determined by the Committee (but no less than 1% of compensation). Purchases are made on a quarterly basis.

    An eligible employee may not purchase shares of Common Stock under the Stock Purchase Plan and any other stock purchase plan of the Company, its parent corporation, or any subsidiary corporation at a rate which exceeds $25,000 of the fair market value of such stock for any calendar year. In addition, certain employees may not participate in the Stock Purchase Plan if, immediately after the grant, such employee (or any other related person) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary corporation or parent corporation.

PURCHASE PRICE

    The purchase price for a share of Common Stock is based on a designated percentage of its fair market value. Effective January 1, 1997, the percentage is 85%. The Board of Directors may change the applicable percentage, in its sole discretion, at least 30 days prior to the beginning of a calendar quarter, but the price per share of Common Stock cannot be less than 85% of the fair market value of a share of Common Stock on the day immediately prior to the first day of a calendar quarter (the "Offering Date"), or 85% of the fair market value of a share of Common Stock on the last business day of the calendar quarter (the "Exercise Date").

ACCOUNTS AND SALES OF SHARES

    A participant's entire account consisting of payroll deductions is used to purchase shares of Common Stock on a quarterly basis. The Stock Purchase Plan's agent holds the shares of Common Stock credited to a participant's account on a book entry basis. A participant is entitled to vote all purchased shares of Common Stock as soon as they are credited to his or her account.

    A participant may sell all or a portion of the shares of Common Stock held under the Stock Purchase Plan through the agent for the Stock Purchase Plan, subject to brokerage commissions. Alternatively, subject to certain limitations in the Stock Purchase Plan, a participant may request a certificate for his or her whole shares of Common Stock held under the Stock Purchase Plan.

WITHDRAWALS; TERMINATION OF EMPLOYMENT; DISABILITY OR LEAVE OF ABSENCE PRIOR TO
  TERMINATION OF EMPLOYMENT.

    Subject to appropriate notice, a participant may withdraw all, but not less than all, the payroll deductions (without interest) credited to such participant's account not used to purchase shares of Common Stock under the Stock Purchase Plan at any time prior to the Exercise Date. No further payroll deductions for the purchase of shares of Common Stock will be made for such participant during a quarterly offering period. A participant's withdrawal from an offering will not have any effect upon such participant's eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

    If a participant retires or terminates his or her employment with the Company or any subsidiary for any reason other than death, the payroll deductions credited to such participant's account not used to purchase shares of Common Stock will be returned or distributed to the participant (without interest) as soon as practicable following the participant's retirement or other termination of employment. In the event of a participant's death, disability or leave of absence, however, any such remaining payroll deductions credited to the participant's account will be used to purchase shares of Common Stock.

    Generally, a terminated participant or, in the case of death, his or her beneficiary, may elect (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the participant's account under the Stock Purchase Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the participant's account under the Stock Purchase Plan transferred to an individual brokerage account established by the agent, or (iii) a combination of (i) and (ii). With respect to a participant who becomes ineligible to participate due to a disability or leave of absence, shares of Common Stock held in such participant's account will continue to be held in the participant's account unless he or she elects otherwise in accordance with the terms of the Stock Purchase Plan.

AMENDMENTS

    The Stock Purchase Plan provides that the Company, by action of the Board of Directors (or a duly authorized committee thereof), may at any time terminate or amend the Stock Purchase Plan. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

MISCELLANEOUS

    Neither payroll deductions credited to a participant's account nor the right to purchase or receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in an way (other than by will or the laws of descent and distribution) by the participant. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds.

    All rights of a participant granted under the Stock Purchase Plan, including but not limited to, the right to purchase shares of Common Stock and the ability to authorize payroll deductions, shall relate solely to a participant, except as otherwise provided under the Stock Purchase Plan in the event of the participant's death.

U.S. FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the principal U.S. federal income tax consequences with respect to purchases under the Stock Purchase Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. At the present time, provisions under the Taxpayer Relief Act of 1997 may affect the following description and, in particular, are expected to change the holding periods and tax rates for capital gains treatment. Therefore, the following is designed to provide only a general understanding of the federal tax consequences (state and local tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

    Under current U.S. federal income tax laws, a participant in the Stock Purchase Plan will not recognize taxable income, nor will the Company be entitled to a deduction, when the participant purchases shares of Common Stock, provided that the participant holds such Common Stock for the applicable holding period (discussed below).

    A participant will recognize taxable income upon the disposition of Common Stock purchased under the Stock Purchase Plan. For this purpose, the term "disposition" is defined as a sale, exchange, gift or transfer of legal title. However, certain transfers of Common Stock are not treated as dispositions, including, for example, transfers from a decedent to an estate, transfer by bequest or inheritance, transfers to joint ownership with a right of survivorship, certain exchanges of stock pursuant to corporate reorganizations, pledges or hypothecations.

    (a) SALE OF COMMON STOCK AFTER THE APPLICABLE HOLDING PERIOD.

    If a participant holds shares of Common Stock for at least 2 years after the Offering Date to which they are attributable, the participant will be taxed at ordinary income rates in the year of sale of the Common Stock on an amount equal to the lesser of: (i) the excess of the fair market value of the Common Stock on the Offering Date over the purchase price, or (ii) the excess of the fair market value of the Common Stock on the date of sale over the purchase price. The remaining gain, if any, from the sale will be treated as a long-term capital gain. The Company will not be entitled to a deduction upon the participant's acquisition or qualifying disposition of Common Stock.

    To calculate a participant's gain or loss on the sale of Common Stock, the amount realized from the sale must be reduced by the basis (purchase price increased by ordinary income resulting from sale). If the basis of the Common Stock exceeds the amount realized, the loss will be a long-term capital loss.

    Any dividends paid with respect to Common Stock will be included in a participant's income in the year received and will be subject to taxation.

    If a participant dies before disposing of Common Stock purchased under the Stock Purchase Plan (whether occurring prior to or after the 2 year holding period), the participant's tax return for the year in which he or she dies must include an amount as ordinary income, which will be calculated in the manner described above. The basis of Common Stock held by a participant's estate or the person receiving the Common Stock by bequest or inheritance will generally be equal to the fair market value of the Common Stock on the participant's date of death, calculated without regard to the ordinary income included on the participant's final income tax return.

    (b) SALE OF COMMON STOCK PRIOR TO THE END OF THE APPLICABLE HOLDING PERIOD.

    If a participant sells Common Stock purchased pursuant to the Stock Purchase Plan within 2 years of the Offering Date to which they are attributable, the sale will be deemed a disqualifying disposition and the excess of the fair market value of the Common Stock on the Exercise Date over the price paid for such Common Stock will be treated as ordinary income, even if that amount is more than the gain from the sale. This amount will be included in the participant's total taxable wages shown on his or her Form W-2 in the year of the disqualifying disposition. In addition, the Company will be entitled to take a deduction on its income tax return equal to the amount of the participant's ordinary income resulting from the sale.

    A participant's ordinary income is then added to the purchase price of the Common Stock for purposes of determining the basis of the Common Stock. The capital gain or loss on a sale of Common Stock is calculated by subtracting this basis from the amount realized on the sale. The capital gain or loss will either be long-term or short-term depending on the time period during which the Common Stock has been held.

    The Company may make such provisions as it deems necessary or appropriate to satisfy any of its obligations to withhold federal, state or local income or other taxes incurred by reason of the issuance of shares under the Stock Purchase Plan.

    The Stock Purchase Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. While the Stock Purchase Plan is intended to be qualified under Section 423 of the Code, it is not, nor is it intended to be, qualified under Section 401(a) of the Code.

                                 OTHER MATTERS

    The Company's Board of Directors does not know of any other matters which may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                 MISCELLANEOUS

    It is important that proxies be returned promptly. Stockholders who do not expect to attend the meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Company by April 30, 1998 in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                          By Order of the Board of Directors,
                                          Stewart H. Wahrsager
                                          SECRETARY

New York, New York
August 22, 1997

EXHIBITS

Exhibit    The Alpine Group, Inc. 1997 Stock Option Plan
A:

Exhibit    The Alpine Group, Inc. Employee Stock Purchase Plan (Amended and Restated as
B:         of December 1, 1996)

                                                                       Exhibit A

                             THE ALPINE GROUP, INC.
                             1997 STOCK OPTION PLAN
                                   ARTICLE I.

                                    PURPOSE

    The purpose of The Alpine Group, Inc. 1997 Stock Option Plan (the "Plan") is to enhance the profitability and value of The Alpine Group, Inc. (the "Company") and its subsidiaries for the benefit of their stockholders by enabling the Company (i) to offer employees and Consultants of the Company and Subsidiaries, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

                                  ARTICLE II.

                                  DEFINITIONS

    For purposes of this Plan, the following terms shall have the following meanings:

    2.1. "Acquisition Events" shall have the meaning set forth in Section
4.2(d).

    2.2. "Award" shall mean any award under this Plan of any Stock Option and Stock Appreciation Right. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

    2.3. "Board" shall mean the Board of Directors of the Company.

    2.4. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or a Subsidiary, as determined by the Committee in its sole discretion.

    2.5. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

    2.6. "Committee" shall mean a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the effect that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or
Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

    2.7. "Common Stock" shall mean the Common Stock, $.10 par value per share, of the Company.

    2.8. "Company" shall mean The Alpine Group, Inc., a Delaware corporation.

    2.9. "Consultant" shall mean any adviser or consultant to the Company and its Subsidiaries who is eligible pursuant to Section 5.1 to be granted Awards under this Plan.

    2.10. "Disability" shall mean total and permanent disability, as defined in
Section 22(e)(3) of the Code.

    2.11. "Effective Date" shall mean April 9, 1997, subject to Article XII.

    2.12. "Eligible Employees" shall mean the employees of the Company and the Subsidiaries who are eligible pursuant to Section 5.1 to be granted Awards under this Plan.

    2.13. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    2.14. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Award, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

    2.15. "Good Reason" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion decides to treat as a Good Reason termination.

    2.16. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

    2.17. "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 7.5 of this Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

    2.18. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

    2.19. "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

    2.20. "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees and Consultants of the Company and Subsidiaries.

    2.21. "Reference Stock Option" shall have the meaning set forth in Section 7.1.

    2.22. "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean a Termination of Employment or Termination of Consultancy without Cause or for Good Reason from the Company and/or a Subsidiary by a Participant who has attained (i) at least age 65; or
(ii) such earlier date after age 55 as approved by the Committee with regard to such Participant.

    2.23. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

    2.24. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

    2.25. "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VII.

    2.26. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI.

    2.27. "Subsidiary" shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Code.

    2.28. "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of
(i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

    2.29. "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, as defined in Section 422 of the Code.

    2.30. "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Subsidiaries. In the event an entity shall cease to be a Subsidiary, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Subsidiary at the time the entity ceases to be a Subsidiary.

    2.31. "Termination of Employment" shall mean (i) a termination of service of a Participant from the Company and its Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

    2.32. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III.

                                 ADMINISTRATION

3.1. THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

3.2. AWARDS. The Committee shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof) Stock Options and Stock Appreciation Rights to Eligible Employees and Consultants. In particular, the Committee shall have the authority:

        (a) to select the Eligible Employees and Consultants to whom Stock Options and Stock Appreciation Rights may from time to time be granted hereunder;

        (b) to determine whether and to what extent Stock Options and Stock Appreciation Rights are to be granted hereunder to one or more Eligible Employees or Consultants;

        (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option or Stock Appreciation Right, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

        (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

        (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under the Plan;

        (g) to determine whether a Stock Appreciation Right shall be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right;

        (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

        (i) to modify, extend or renew an Award, subject to Section 9.1 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

    3.3. GUIDELINES. Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and
Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws.

    3.4. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

    3.5. RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

    3.6. PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

    3.7. DESIGNATION OF CONSULTANTS/LIABILITY.

        (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

        (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                  ARTICLE IV.

                          SHARE AND OTHER LIMITATIONS

    4.1. SHARES.

        (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

        (b) INDIVIDUAL PARTICIPANT LIMITATIONS. (i) The maximum number of shares of Common Stock subject to any Option or any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 200,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options. To the extent that shares of Common Stock for which Options or Stock Appreciation Rights are permitted to be granted to a Participant pursuant to Section 4.1(b) during a fiscal year of the Company are not covered by a grant of an Option or a Stock Appreciation Right in the Company's fiscal year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent fiscal year during the term of the Plan.

    4.2. CHANGES.

        (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, or Subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

        (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

        (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

        (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

    4.3. PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V.

                                  ELIGIBILITY

    5.1. All employees and Consultants of the Company and its Subsidiaries are eligible to be granted Options and Stock Appreciation Rights under this Plan. Eligibility under this Plan shall be determined by the Committee.

                                  ARTICLE VI.

                              STOCK OPTION GRANTS

    6.1. OPTIONS. Each Stock Option granted hereunder shall be one of two types:
(i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

    6.2. GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of the Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to a Consultant shall be a Non-Qualified Stock Option.

    6.3. TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the 100% of the Fair Market Value of a share of Common Stock at the time of grant.

        (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

        (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

        (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in such form, or such other arrangement for the satisfaction of the exercise price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances and has represented that he has owned the shares of Common Stock for at least 6 months) based on the Fair Market Value of the Common Stock on the payment date, or, if the Common Stock is traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

        (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

        Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

        (f) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

        (g) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate.

                                  ARTICLE VII.

                           STOCK APPRECIATION RIGHTS

    7.1. TANDEM STOCK APPRECIATION RIGHTS. A Tandem Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

    7.2. TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article VIII and the following:

        (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

        (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.

        (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2 and the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan. The Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

        (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    7.3. NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

    7.4. TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article VIII and the following:

        (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

        (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

        (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

        (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

    7.5. LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a change in control (as defined by the Committee) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights.

                                 ARTICLE VIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                       EMPLOYMENT/CONSULTANCY PROVISIONS

    8.1. No Stock Option or Stock Appreciation Right shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights may be Transferred, to the extent permitted above, only with the underlying Stock Option. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Stock Option that is otherwise not transferable pursuant to this Article VIII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

    8.2. TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period of restriction as may be applicable for a given Award, the Award in question will vest or be forfeited and shall be exercisable in accordance with the terms and conditions established by the Committee at grant or thereafter, provided, however that in the event a Participant has entered into an individual employment agreement or individual consultancy agreement with the Company or Subsidiary, to the extent that an Award conflicts, or is inconsistent, with the terms, conditions and provisions of such individual employment agreement or individual consultancy agreement, such individual employment agreement or individual consultancy agreement shall control, and the Award shall be deemed to be modified accordingly. Notwithstanding the foregoing, unless otherwise determined by the Committee at grant or individual employment agreement or individual consultancy agreement, if applicable, or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination.

                                  ARTICLE IX.

                      TERMINATION OR AMENDMENT OF THE PLAN

    9.1. TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article IX), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees and Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; or (v) extend the maximum option term under Section 6.3(b). In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan (subject to Section 4.2), decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

                                   ARTICLE X.

                                 UNFUNDED PLAN

    10.1. UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XI.

                               GENERAL PROVISIONS

    11.1. LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

    All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    11.2. OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    11.3. NO RIGHT TO EMPLOYMENT/CONSULTANCY. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time.

    11.4. WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

    The Committee shall permit any such withholding obligation with regard to any Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

    11.5. LISTING AND OTHER CONDITIONS.

        (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Notwithstanding the foregoing, the grant of an Award hereunder is not intended to be conditional and the Company shall have no obligation to issue such shares unless and until such shares are so listed; provided, however, that any delay in the issuance of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

        (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

        (c) Upon termination of any period of suspension under this Section 11.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

    11.6. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

    11.7. CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; however, noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of an Award under the Plan.

    11.8. OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

    11.9. COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

    11.10. NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

    11.11. DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant's Award to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Award. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

    11.12. SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan thereunder.

    11.13. SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

    11.14. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of the Plan.

                                  ARTICLE XII.

                             EFFECTIVE DATE OF PLAN

    The Plan is an amendment and restatement of The Alpine Group, Inc. 1997 Interim Stock Option Plan which was originally effective on the Effective Date. The Plan, as amended and restated, is conditioned upon the approval of the Plan by the stockholders in accordance with the requirements of the laws of the State of Delaware and is effective upon the approval by the stockholders of the Company.

                                 ARTICLE XIII.

                                  TERM OF PLAN

    No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the Effective Date or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XIV.

                                  NAME OF PLAN

    This Plan shall be known as The Alpine Group, Inc. 1997 Stock Option Plan.

                                                                       EXHIBIT B

       (LANGUAGE WHICH IS CHANGED BY THE AMENDMENT TO THE EMPLOYEE STOCK
          PURCHASE PLAN TO BE APPROVED BY STOCKHOLDERS IS IN ITALICS)

                             THE ALPINE GROUP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                  Amended and Restated as of December 1, 1996

1. PURPOSE.

    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code. The Plan was approved by the Board on September 27, 1995, initially effective on November 16, 1995, and was approved by the stockholders of the Company on November 16, 1995. The Plan is now renamed The Alpine Group, Inc. Employee Stock Purchase Plan and is amended and restated, effective as of December 1, 1996.

2. DEFINITIONS.

    (a) "Agent" shall mean the agent appointed by the Committee pursuant to
Section 11(b) hereof.

    (b) "Board" shall mean the Board of Directors of the Company.

    (c) "Change in Capitalization" shall mean any increase, reduction, or change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise,

    (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (e) "Committee" shall mean the Compensation Committee of the Board or such other committee appointed from time to time by the Board. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

    (f) "Common Stock" shall mean shares of common stock, par value $.10 per share, of the Company.

    (g) "Company" shall mean The Alpine Group, Inc., a Delaware corporation.

    (h) "Compensation" shall mean the total cash compensation paid during an Offering Period by the Company, any Designated Subsidiary or any affiliate of the Company to an Employee, including overtime and bonuses, as reported by the Company, any Designated Subsidiary or any affiliate of the Company for federal income tax purposes, and including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code. Compensation shall not include any contributions by the Company or any of its affiliates to, or benefits paid under, this Plan or under any other pension, profit-sharing, fringe benefit, group insurance or other employee welfare plan heretofore or hereafter adopted or any deferred compensation arrangement. For purposes of this Section, affiliate shall mean any entity required to be aggregated with the Company under
Section 414 (b), (c), (m) or (o) of the Code.

    (i) "Designated Subsidiaries" shall mean each Subsidiary Corporation of the Company. EFFECTIVE AS OF JUNE 30, 1997, "DESIGNATED SUBSIDIARIES" SHALL MEAN (I) EACH SUBSIDIARY CORPORATION AS OF THE PLAN'S RESTATEMENT DATE (I.E., DECEMBER 1,
1996) AND (II) ANY ENTITY THAT BECOMES A SUBSIDIARY CORPORATION AFTER THE PLAN'S RESTATEMENT DATE AND IS DESIGNATED BY THE BOARD (OR A DULY AUTHORIZED COMMITTEE THEREOF) FROM TIME TO TIME IN ITS SOLE DISCRETION AS ELIGIBLE TO PARTICIPATE IN THE PLAN AND AS A DESIGNATED SUBSIDIARY UNDER THE PLAN.

    (j) "Employee" shall mean any person, including an officer, who is regularly and continuously employed by the Company or a Designated Subsidiary.

    (k) "Employer" shall mean, with respect to any Employee, the Company or Designated Subsidiary by which the Employee is employed.

    (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (m) "Exercise Date" shall mean the last business day of each Offering Period in which payroll deductions are made under the Plan.

    (n) "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940).

    (o) "Offering Date" shall mean the first day of each calendar quarter.

    (p) "Offering Period" shall mean each calendar quarter during the effectiveness of the Plan, commencing on each Offering Date, PROVIDED that the Committee shall have the power to change the duration of Offering Periods.

    (q) "Option" shall mean an option to purchase shares of Common Stock of the Company.

    (r) "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (s) "Participant" shall mean an Employee who participates in the Plan.

    (t) "Plan" shall mean The Alpine Group, Inc. Employee Stock Purchase Plan, as amended from time to time.

    (u) "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

    (v) "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. ELIGIBILITY.

    (a) Subject to the requirements of Section 4(b) hereof, any person who is
(i) an Employee as of an Offering Date and (ii) who customarily works more than twenty (20) hours per week for an Employer and at least five (5) months per year for an Employer shall be eligible to participate in the Plan and be granted an Option for the Offering Period commencing on such Offering Date.

    (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan:

        (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding Options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation; or

        (ii) which permits such Employee's right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary Corporation or Parent Corporation to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.

4. GRANT OF OPTION; PARTICIPATION.

    (a) On each Offering Date, the Company shall commence an offer by granting each eligible Employee an Option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3(b) and 10 hereof. The Committee shall specify the terms and conditions for each such offer, including the number of shares of Common Stock that may be purchased thereunder.

    (b) Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, only by filing an agreement with the Company authorizing payroll deductions (as set forth in Section 5 hereof).

    (c) The Option price per share of the Common Stock subject to an offering shall be determined by the Board, in its sole discretion, and shall remain in effect unless modified at least thirty (30) days prior to the applicable Offering Date, but in no event shall be less than the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date immediately prior to the Offering Date or (ii) eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date. Effective as of December 1, 1996 until modified by the Board, the price per share of the Common Stock subject to an offering shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date immediately prior to the Offering Date or (ii) eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

5. PAYROLL DEDUCTIONS.

    (a) At least fourteen (14) days prior to each Offering Date, a Participant may, in the manner prescribed by forms approved by the Committee, and subject to the restriction set forth in Section 3(b)(ii) above, authorize a payroll deduction in a designated dollar amount or in any whole percentage up to twenty-five percent (25%) of his or her Compensation, PROVIDED, that such maximum percentage may be reduced by the Committee, in its sole discretion, prior to the Offering Date. The minimum amount that may be deducted as a designated dollar amount or in any whole percentage of Compensation by a Participant for each payroll period shall equal at least one percent (1%) of a Participant's Compensation. A Participant may increase or decrease such payroll deductions prior to the beginning of an Offering Period, upon fourteen (14) days' prior written notice to the Committee. A Participant may terminate a payroll deduction authorization at any time, upon seven (7) days' prior written notice to the Committee. An authorization shall remain in effect until modified or terminated by the Participant or until the percentage used to determine the Option price (as set forth in Section 4(c) above) is effectively increased.

    (b) All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan. A Participant may not make any additional payments into such account.

    (c) In the event a Participant makes a hardship withdrawal of employee deferral (401(k)) contributions under a 401(k) profit sharing plan of the Company, a Designated Subsidiary or an affiliate or any other plan qualified under Section 401(a) of the Code that contains a Code Section 401(k) feature, such Participant's payroll deductions and the purchase of shares of Common Stock under the Plan shall be suspended until the first payroll period following the Offering Date commencing after the twelve (12) month period after such hardship withdrawal. If a Participant who elects a hardship withdrawal under such a 401(k) profit sharing plan or such other plan has a cash balance accumulated in his or her account at the time of withdrawal that has not already been applied to purchase shares of Common Stock, such cash balance shall be returned to the Participant as soon as administratively practicable.

6. EXERCISE OF OPTION.

    (a) Unless a Participant withdraws from the Plan as provided in Section 8 hereof, such Participant's election to purchase shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of whole and/or fractional shares of Common Stock subject to such Option shall be purchased for such Participant at the applicable Option price with the accumulated payroll deductions in such Participant's account. If all or any portion of the shares cannot reasonably be purchased on the Exercise Date in the sole discretion of the Committee because of unavailability or any other reason, such purchase shall be made as soon thereafter as feasible. In no event shall certificates for any fractional shares be issued under the Plan.

    (b) The shares of Common Stock purchased upon exercise of an Option hereunder shall be credited to the Participant's account under the Plan and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares, including, without limitation, the right to receive dividends on the shares and the right to vote or tender such shares.

7. DELIVERY OF COMMON STOCK.

    (a) Certificates for whole shares of Common Stock shall not be issued to Participants unless and until requested or as otherwise provided pursuant to
Section 8, but in no event shall certificates be issued earlier than sixty (60) days (or such shorter period of time as the Committee, in its sole discretion, may determine) following the Exercise Date on which such shares of Common Stock were purchased. If a Participant requests certificates for whole shares of Common Stock, any fractional shares of Common Stock shall remain in the Participant's account during his or her employment, unless he or she requests cash in lieu of the fractional shares. A fee fixed by the Plan's Agent or transfer agent, as the case may be, may be charged to the Participant for the issuance of certificates of shares of Common Stock and for the replacement of lost certificates. Certificates for a fractional share of Common Stock shall not be issued under any circumstance.

    (b) A Participant may request the Agent to sell all or a portion of shares of Common Stock for which certificates have not been issued and receive cash for such shares, subject to any brokerage fees or commissions.

8. WITHDRAWALS; TERMINATION OF EMPLOYMENT; DISABILITY OR LEAVE OF ABSENCE PRIOR TO TERMINATION OF EMPLOYMENT.

    (a) A Participant may withdraw all, but not less than all, the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock) under the Plan at any time prior to the Exercise Date by giving seven (7) days' prior written notice to the Committee. All such payroll deductions credited to such Participant's account shall be paid to such Participant (without interest) promptly after receipt of such Participant's written notice of withdrawal and such Participant's Option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock shall be made for such Participant during such Offering Period. A Participant's withdrawal from an offering shall not have any effect upon such Participant's eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

    (b) If a Participant retires or terminates his or her employment with the Company or any Subsidiary for any reason other than death, the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock) shall be returned or distributed to the Participant (without interest) as soon as practicable following the Participant's retirement or other termination of employment. The Participant shall elect, within the sixty (60) day period following the Participant's retirement or other termination of employment with the Company or any Subsidiary, (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant or for the benefit of the Participant and his or her spouse as joint tenants with rights of survivorship, or (iii) a combination of (i) and (ii). In the event the Participant does not make an election within such sixty (60) day period, certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan shall be transferred to an individual brokerage account established by the Agent for the benefit of the Participant. A fee fixed by the Plan's Agent may be charged to the Participant for the issuance of certificates of shares of Common Stock.

    (c) In the event of the Participant's death, the Participant's Option shall be exercised in accordance with the terms of the Plan such that the payroll deductions credited to such Participant's account after the Offering Date (whether before or immediately following the Participant's death) shall be used to purchase shares of Common Stock in accordance with the terms of the Plan. The Participant's beneficiary shall elect, within the sixty (60) day period following the Exercise Date following the Participant's death, (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant's beneficiary, or (iii) a combination of (i) and
(ii). In the event the Participant's beneficiary does not make an election within such sixty (60) day period, certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan shall be transferred to an individual brokerage account established by the Agent for the benefit of the Participant's beneficiary. A fee fixed by the Plan's Agent may be charged to the Participant's beneficiary for the issuance of certificates of shares of Common Stock.

    (d) In the event of a Participant's Disability or Leave of Absence, payroll deductions shall only be taken from Compensation that is due and owing to the Participant. To the extent that any cash balance has accumulated in the Participant's account, such balance shall be used to purchase shares of Common Stock on the Exercise Date. With respect to a Participant who becomes ineligible to participate due to a Disability or Leave of Absence, shares of Common Stock held in such Participant's account shall continue to be held in the Participant's account unless he or she elects otherwise under Section 7(a). In the event that such individual's Disability or Leave of Absence ends and such individual returns to work as an Employee and satisfies the eligibility conditions under Section 3, payroll deductions shall resume automatically in accordance with his or her most recent payroll deduction authorization form in effect prior to the Disability or Leave of Absence, unless he or she elects otherwise. Section 8(b) shall apply to any termination of employment with the Company or any Subsidiary following a Participant's Disability or Leave of Absence. The terms "Disability" or "Disabled" shall mean a permanent and total disability as defined under Section 22(e)(3) of the Code. A "Leave of Absence" shall be determined in accordance with the personnel policies of the Participant's Employer.

9. DIVIDENDS AND INTEREST.

    (a) Cash dividends, if any, on shares of Common Stock acquired through the Plan will be automatically paid by check directly to the Participant by the Company, or if applicable, the transfer agent. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

    (b) No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

10. STOCK.

    (a) The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 500,000, subject to adjustment as provided in
Section 16 hereof. If the total number of shares which would otherwise be subject to Options granted pursuant to Section 4(a) hereof on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which Options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for Option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of Option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. Purchases of Common Stock under the Plan shall be made by the Agent on the open market, or in the sole discretion of the Committee, may be made by the Company's delivery of treasury shares or newly-issued and authorized shares to the Plan, upon such terms as the Committee may approve.

    (b) Shares of Common Stock to be delivered to a Participant under the Plan shall be registered solely in the name of the Participant or, at the election of the Participant, in the name of the Participant and his or her spouse as joint tenants with rights of survivorship.

11. ADMINISTRATION.

    (a) The Plan shall be administered by the Committee, and the Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the laws of, countries other than the United States to comply with applicable tax and securities laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties.

    (b) The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an Agent to administer the Plan, purchase and sell shares of Common Stock in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time. The initial Agent for the Plan is Smith Barney, Inc. Such Agent shall serve as custodian for purposes of the Plan and, unless otherwise requested by the Participant, Common Stock purchased under the Plan shall be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

    (c) The Company shall, to the fullest extent permitted by law and the Certificate of Incorporation and By-laws of the Company and, to the extent not covered by insurance, indemnify each director, officer or employee of the Employer (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Employer, except in instances where any such person engages in willful neglect or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-Laws of the Company. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

    (d) Employees shall be fully responsible for (i) any brokerage fees and commissions charged for the sale of Common Stock, (ii) any fees for certificates of shares of Common Stock and (iii) any taxes owed by them as a result of participation in the Plan.

12. DESIGNATION OF BENEFICIARY.

    A Participant may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive any shares of Common Stock and cash remaining in such Participant's account under the Plan in the event of the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice. If a Participant is married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's spouse will be presumed to be his beneficiary. If a Participant is not married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's beneficiary shall be his estate.

13. TRANSFERABILITY.

    (a) Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in an way (other than by will, the laws of descent and distribution or as provided in Section 10(b) or 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Section 8 hereof.

    (b) All rights of a Participant granted under this Plan, including but not limited to, the grant of an Option, the right to exercise an Option and the ability to authorize payroll deductions shall relate solely to a Participant, except as otherwise provided in Section 8(c) hereof.

14. USE OF FUNDS.

    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

15. REPORTS.

    Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to participating Employees at such times prescribed by the Committee; such statements shall set forth the amounts of payroll deductions, the per share purchase price, the number of shares of Common Stock purchased, the aggregate shares in the Participant's account and the remaining cash balance, if any.

16. EFFECT OF CERTAIN CHANGES.

    (a) In the event of any increase, reduction, or change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under Option, as well as the price per share of Common Stock covered by each Option under the Plan which has not yet been exercised.

    (b) In the event of the complete liquidation of the Company or of a reorganization, consolidation or merger in which the Company is not the surviving Corporation, any Option granted under the Plan shall continue in full force and effect unless either (i) the Board modifies such Option so that it is fully exercisable with respect to all of the Common Stock subject thereto prior to the effective date of such transaction or (ii) the surviving corporation issues or assumes a stock option as contemplated under Section 424(a) of the Code.

17. AMENDMENT OR TERMINATION.

    The Company, by action of the Board (or a duly authorized committee thereof), may at any time terminate or amend the Plan. No such termination shall adversely affect Options previously granted and no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule. Upon termination of the Plan, the Company shall return or distribute the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock).

18. NOTICES.

    All notices or other communications by a Participant to the Company or the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Committee at the location, or by the person, designated for the receipt thereof. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of other information. Any notices or communications by the Company to a Participant shall be deemed given if directed to such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing shall be suspended until the Participant furnishes the proper address.

19. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

    (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

    (b) The obligation of the Company to sell or deliver shares of Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    (c) To the extent required, the Plan is intended to comply with Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act and Rule 16b-3, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

20. WITHHOLDING OF TAXES.

    (a) If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such Participant pursuant to such Participant's exercise of an Option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

    (b) Notwithstanding anything herein to the contrary, the Employer shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Stock pursuant to the Plan. Notwithstanding anything herein to the contrary, the Employer may require a Participant to remit an amount equal to the required withholding amount and may invalidate any election if the Participant does not remit applicable withholding taxes.

21. NO EMPLOYMENT RIGHTS.

    The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant under the Plan.

22. SEVERABILITY OF PROVISIONS.

    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

23. CONSTRUCTION.

    The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

RESEARCH                                                                PEER GROUP TOTAL RETURN WORKSHEET
                                                             AGI

ALPINE GROUP INC                                                                    PEER GROUP
                                                                                                        2474RAGI
                                                                       CUMULATIVE TOTAL RETURN
PEER GROUP CUMULATIVE TOTAL RETURN
                                                   ----------------------------------------------------------------------------
(WEIGHTED AVERAGE BY MARKET VALUE)
                                                      4/92         4/93         4/94         4/95         4/96         4/97

Peer Group Weighted Average:                              100           76          103          131          145          101
Tractor Supply Co                       TSCO                           100          373          327          354          288
Pharmacopcia Inc                        PCOP                                                     100          141           74
Alltrista Corp                          JARS              100           80          114          146          144          130
Pacific Scientific Co                   PSX               100          107          207          352          331          214
Peak Technologies Group Inc             PEAK              100           80          143          226          277          201
Titan Hldgs Inc                         TH                             100           98          115          156          205
Seattle Filmworks Inc                   FOTO              100          128          223          401          721          534
Cross a T Co                            ATXA              100           67           68           78           72           50
Sinclair Broadcast Group Inc            SBGI                                                     100          158           96
Intelliquest Info Group Inc             IQST                                                     100          136           58


                                         04/30/92
ALPINE GROUP INC                          % PEER
                                           GROUP

PEER GROUP CUMULATIVE TOTAL RETURN        MKT CAP

(WEIGHTED AVERAGE BY MARKET VALUE)
                                         04/30/97
Peer Group Weighted Average:                  100%
                                             2,157
Tractor Supply Co                             9.3%
Pharmacopcia Inc                             13.4%
Alltrista Corp                                8.6%
Pacific Scientific Co                        11.1%
Peak Technologies Group Inc                   9.5%
Titan Hldgs Inc                               5.8%
Seattle Filmworks Inc                         9.8%
Cross a T Co                                 10.3%
Sinclair Broadcast Group Inc                 10.5%
Intelliquest Info Group Inc                  11.6%

RESEARCH                          COMPANY TOTAL RETURN WORKSHEET

                                                                 BEGIN: 04/30/92

                                                                   FYE: 04/30/97

                                                                   END: 04/30/97

                                      AGI

ALPINE GROUP INC

                                                              BEGIN                                                        CUM
                                        TYPE                 NO. OF        DIV         DIV         DIV       ENDING       TOTAL
                                         OF        CLOSE     SHARES       $ PER       $.$$       SHARES      NO. OF      SHRHLDR
DATE*                                   LINE      PRICE**      ***       SHARE**      PAID       REINVD      SHARES      RETURN
------------------------------------  ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------

04/30/92                              BEGIN          8.000     12.500                                          12.500         100

04/30/93                              YE            11.625     12.500                                          12.500         145

04/30/94                              YE             6.250     12.500                                          12.500          78

04/30/95                              YE             4.875     12.500                                          12.500          61

06/14/95                              CS EQ          5.375     12.500       1.500       18.75       3.488      15.988          86
04/30/96                              YE             4.500     15.988                                          15.988          72

04/30/97                              YE             9.250     15.988                                          15.988         148

    *   Fiscal year end and ex-dividend dates.

    **  All Closing Prices and Dividends are adjusted for stock
       splits.                                                          2474FAGI

    *** 'Begin No. of Shares' based on $100 investment.

                                     11-Aug-97